Loans And Allowance For Credit Losses (Summary Of Nonaccrual Loans, Restructured Loans And Accruing Loans Past Due 90 Days Or More) (Details) (JPY ¥) In Millions, unless otherwise specified	Sep. 30, 2011	Mar. 31, 2011
Loans And Allowance For Credit Losses [Abstract]
Nonaccrual loans	¥ 1,122,053	¥ 1,169,179
Restructured loans	945,503	839,550
Accruing loans contractually past due 90 days or more	63,569	55,748
Total	¥ 2,131,125	¥ 2,064,477